UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: August 3, 2004
                        (DATE OF EARLIEST EVENT REPORTED)

                               INAMED CORPORATION


             (Exact name of registrant as specified in its charter)



          1-9741                                 59-0920629
(Commission File Number)             (IRS Employer Identification No.)

       5540 Ekwill Street, Santa Barbara, CA          93111-2936
      (Address of Principal Executive Offices)        (Zip Code)


                        (805) 683-6761 (Registrant's telephone number, including are code)


ITEM 7. EXHIBITS

(c) The following exhibit is being furnished herewith:

99.1 Press Release, dated  August 3, 2004, by Inamed Corporation

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being provided under Item 12, Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On August 3, 2004, Inamed Corporation issued a press release regarding the Company's financial results for its second fiscal quarter ended June 30, 2004. The full text of the Company's press release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INAMED Corporation





Date: August 3, 2004                         By: /s/ Robert S. Vaters
                                                  ------------------------
                                                       Robert S. Vaters
                                                       CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX

99.1 Press Release, dated August 3, 2004 by INAMED Corporation